SCHWARTZ
                                   VALUE FUND


                           SCHWARTZ INVESTMENT TRUST
                           -------------------------
                                   PROSPECTUS

                                  MAY 1, 1998
                           REVISED DECEMBER 24, 1998

                                                                      PROSPECTUS
                                                                     May 1, 1998
                                                       Revised December 24, 1998

                           Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301
                                 (248) 644-8500

                              SCHWARTZ VALUE FUND
                                 A No-Load Fund
================================================================================
                             INVESTMENT OBJECTIVE:
                         Long-term capital appreciation
                 through investment in small-cap value stocks.

                              MINIMUM INVESTMENT:
                           Initial purchase - $25,000
                                No Sales Charge
                              No Redemption Charge

                  The Schwartz Value Fund is not a 12b-1 fund.

The Schwartz Value Fund (the "Fund") has retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Fund's investments. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes to be selling below intrinsic value.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the number listed below.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

       For Information or Assistance in Opening An Account, Please Call:
                                  DISTRIBUTOR:
                        GREGORY J. SCHWARTZ & CO., INC.
                           Bloomfield Hills, Michigan
                                 (248) 644-2701

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Schwartz Value Fund (the "Fund") had a 28% return in 1997 vs. 20.5% for our benchmark, the Russell 2000 Index. Year-end distributions totaled $3.14 per share, comprised of $.06 per share net investment income, $.65 per share short-term gains and $2.43 per share of long-term capital gains. It was a good year by any measure. Small-cap value stocks are no longer lagging. Micro caps, after years of discredit, are suddenly down right respectable. Perhaps the love affair investors have had with the big-cap issues since 1990 has run its course. Maybe the inflated multiples of the largest and most popular institutional favorites, finally went too far. Clearly the valuation gap between large and small companies, which we spoke about a year ago, has started to close. If this recent trend continues, it's good news for the Fund, since past cycles of small-cap outperformance have lasted from two to five years.

One of the factors fueling success for the Fund in 1997 was buyouts, especially during the first half of the year. Six portfolio companies were acquired during the year -- all at premiums to the Fund's cost -- with an average gain of 57%. These included Core Industries Inc., American List Corporation, North American Mortgage Company, First of Michigan Capital Corporation, Detroit and Canada Tunnel Corporation, and TriMas Corporation (pending). In every case, the transactions were a realization of previously unrecognized value we have so often discussed in the past.

It's hard to imagine economic conditions getting any better in 1998 than they were last year. Even in a tight labor market, when unemployment hit a 25-year low, inflation was almost non-existent. In past periods of strong economic expansion, wage pressures tended to push up inflation. But this time, price increases were moderated by productivity gains and the globalization of manufacturing. Now however, we're starting to see the darker side of the new global economy -- the Asian Flu is spreading to the U.S. fast. What initially appeared to be foreign currency jitters, has in fact proven to be much more serious, a reflection of the weak economic infrastructure in several Southeast Asian countries. Poor banking practices led to excessive corporate borrowing and severe overbuilding in real estate and manufacturing capacity. When combined with markets that don't allow free competition, it becomes a formula for disaster. Clearly a deflationary force is rolling in from Southeast Asia that will adversely affect the U.S. economy, especially our export industries. Product pricing increases will likely be modest to non-existent for domestic manufacturers. With U.S. wage pressures escalating, profit margins are getting squeezed. From a portfolio perspective, small companies in which the Fund typically invests, generally will be less vulnerable to currency devaluations and other fallout from the Asian crisis. But even if the Asian contagion ends up being worse than is now generally perceived, the results for American businesses are not universally bad.

Over 60% of U.S. gross domestic product consists of services, which are largely insulated from foreign competition. Thankfully, America is a service-based economy. Increasingly, the Fund is investing in service-related companies. Service organizations currently represent two of the Fund's largest industry concentrations -- insurance and banking, at about 12% of the portfolio each. Both performed well in 1997, and our stocks in these sectors should continue to benefit from the ongoing consolidation taking place within these industries.

Given our concerns, the overall portfolio is defensively postured with 15% in cash equivalents. Beyond that, many of the larger positions are in companies that are asset rich, have liquid balance sheets, and are debt free. And importantly, the Fund's stocks are modestly priced in relation to fundamentals like earnings and cash flow, which reduces risk. Managing risk is an important part of our investment philosophy. That prudence could prove particularly important in 1998.

I'm always impressed with the sophistication of Fund shareholders, and their realistic expectations with respect to returns. Many unsophisticated investors have come to expect annual double-digit investment returns almost as a birthright. It's been so easy for so long to achieve outsized returns, it's no wonder newer entrants to the complicated world of investing think it's easy. At some point, there'll be a rude awakening for the neophytes. Come what may, we'll remain committed to the task of finding well managed, micro-cap, small and mid sized businesses, with sustainable competitive advantages. Before the year is out, some of them may be available at exceedingly attractive prices. The Schwartz Value Fund is postured to be opportunistic.

January 19, 1998
                                        George P. Schwartz, CFA
                                        President

             Comparison of Change in Value of $10,000 Investment in
              the Schwartz Value Fund* and the Russell 2000 Index

                                                      Russell 2000 Index
                            Schwartz Value Fund      (Dividends excluded)
                            -------------------      --------------------
          12-31-87                $10,000                  $10,000
          12-31-88                 12,310                   12,490
          12-31-89                 13,332                   14,513
          12-31-90                 12,625                   11,683
          12-31-91                 16,665                   17,058
          12-31-92                 20,448                   20,196
          12-31-93                 24,640                   24,013
          12-31-94                 22,964                   23,245
          12-31-95                 26,845                   29,335
          12-31-96                 31,758                   33,677
          12-31-97                 40,650                   40,580

                          ----------------------------
                              Schwartz Value Fund
                          Average Annual Total Returns

                          1 Year    5 Years   10 Years
                          28.04%    14.74%     15.06%
                          ----------------------------

           Past performance is not predictive of future performance.

* Combines the performance of the Fund, since its commencement of operations on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior to July 20, 1993. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.

EXPENSE INFORMATION
================================================================================
SHAREHOLDER TRANSACTION EXPENSES
   Sales Load Imposed on Purchases ........................      None
   Sales Load Imposed on Reinvested Dividends .............      None
   Redemption Fee .........................................      None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees ........................................     1.50%
   12b-1 Fees .............................................      None
   Other Expenses .........................................      .41%
                                                                -----
   Total Fund Operating Expenses ..........................     1.91%
                                                                =====

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                           1 Year            $ 19
                          3 Years              60
                          5 Years             103
                         10 Years             223

FINANCIAL HIGHLIGHTS
================================================================================
The following information, which has been audited by Deloitte & Touche LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of December 31, 1997 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling 248-644-8500 or by writing to the Fund at the address on the front of this Prospectus.

                                                   Per Share Data for a Share Outstanding Throughout Each Period
================================================================================================================
                                                                                                       July 20,
                                                           Year Ended December 31,                    1993(A) to
                                           ------------------------------------------------------       Dec. 31,
                                              1997           1996           1995           1994           1993
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period     $   21.19      $   19.66      $   18.12      $   20.97      $   19.71
                                           ---------      ---------      ---------      ---------      ---------
Income from investment operations:
  Net investment income (loss) ........         0.06          (0.02)         (0.03)         (0.05)         (0.06)
  Net realized and unrealized
    gains (losses) on investments .....         5.88           3.61           3.09          (1.37)          1.95
                                           ---------      ---------      ---------      ---------      ---------
Total from investment operations ......         5.94           3.59           3.06          (1.42)          1.89
                                           ---------      ---------      ---------      ---------      ---------
Less distributions:
  From net investment income ..........        (0.06)            --             --             --             --
  From net realized capital gains
    on investments ....................        (3.03)         (2.06)         (1.52)         (1.36)         (0.63)
  In excess of net realized gains
    on investments ....................        (0.05)            --             --          (0.07)            --
                                           ---------      ---------      ---------      ---------      ---------
Total distributions ...................        (3.14)         (2.06)         (1.52)         (1.43)         (0.63)
                                           ---------      ---------      ---------      ---------      ---------

Net asset value at end of period ......    $   23.99      $   21.19      $   19.66      $   18.12      $   20.97
                                           =========      =========      =========      =========      =========

Total return ..........................        28.0%          18.3%          16.9%         (6.8)%           9.6%(B)
                                           =========      =========      =========      =========      =========

Ratio of expenses to average net assets        1.91%          1.97%          2.00%          2.01%          2.13%(C)

Ratio of net investment income (loss)
  to average net assets ...............        0.24%        (0.08)%        (0.18)%        (0.36)%        (0.63)%(C)

Portfolio turnover rate ...............          47%            50%            70%            78%            65%(C)

Average commission rate ...............    $  0.0468      $  0.0454             --             --             --

Net assets at end of period (000's) ...    $  69,967      $  55,105      $  53,137      $  45,097      $  40,704

(A) Commencement of operations.
(B) Not annualized.
(C) Annualized.

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
================================================================================
The investment objective of the Fund is to seek long-term capital appreciation through investment in small-cap value stocks. Dividend and interest income is only an incidental consideration to the Fund's investment objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present at or represented at such meeting or
(2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund maintains a disciplined approach to investing. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes to be selling below intrinsic value. The price of shares in relation to book value, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. The Fund buys shares in companies of all sizes, although emphasis is placed on small and medium sized companies because the Adviser believes these companies are more likely to offer opportunities for capital appreciation. Regardless of the size of the company, a common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can often buy a minority interest in a company at a small fraction of the price per share necessary to acquire the entire company.

Under normal market conditions, the Fund will invest primarily in common stocks, which by definition entail risk of loss of capital. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. The Fund will not invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

The Fund may from time to time invest a substantial portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated debt securities (commonly called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. The Fund does not currently intend to invest more than 15% of its net assets in American Depository Receipts and other foreign securities. Foreign investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely.

The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.

For defensive purposes, the Fund may from time to time have a significant portion, and possibly all, of its assets in U.S. Government obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. The Fund may purchase debt securities on a when-issued basis, but the Fund does not currently intend to invest more than 5% of its net assets in such securities.

Although the Fund will invest primarily in common stocks under normal market conditions, the Fund's relative equity, debt and cash positions may be increased or decreased, as deemed appropriate by the Adviser. It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation. The Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion.

Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities dealers. Repurchase agreements entered into by the Fund will be collateralized by high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal at least 102% of the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the collateral, including accrued interest, will at all times equal at least 102% of the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

The Fund may borrow money from banks or as may be necessary for the clearance of securities transactions but only for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund's policy on borrowing is a fundamental policy which may not be changed without the affirmative vote of a majority of its outstanding shares.

The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

HOW TO PURCHASE SHARES
================================================================================
Your initial investment in the Fund must be at least $25,000. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Schwartz Value Fund." An account application is included in this Prospectus.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

Shares of the Fund may be purchased or sold through the Charles Schwab & Co., Inc. Mutual Fund MarketplaceTM and through other brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by an organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. The Adviser may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, from the Adviser's own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

You may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-545-0103) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Schwartz Value Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Fund's offices at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Fund or the Transfer Agent.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $25,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

The Fund  reserves the right to suspend the right of  redemption  or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option --   income   distributions   and   capital   gains   distributions
                  reinvested in additional shares.

Income Option --  income    distributions    and   short-term    capital   gains
                  distributions   paid  in   cash;   long-term   capital   gains
                  distributions reinvested in additional shares.

Cash Option --    income  distributions and capital gains  distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================
The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

On July 19, 1993, prior to the offering of shares of the Fund to the public, the Fund exchanged its shares for portfolio securities of RCM Partners Limited Partnership (the "Partnership"), a Michigan limited partnership, after which the Partnership was dissolved and distributed Fund shares received pro rata to its partners. Following this exchange transaction (the "Exchange"), partners of the Partnership constituted all of the shareholders of the Fund, except for shares representing seed capital contributed to the Fund by the Adviser. The Exchange was intended to qualify as a tax-free reorganization, with no gain or loss to be recognized by the Partnership or its partners. As a result of this Exchange, the Fund acquired securities that had appreciated in value from the date they were originally acquired by the Partnership. If these appreciated securities are subsequently sold, the amount of the gain will be taxable to future shareholders as well as to shareholders who received Fund shares in the Exchange. The effect of this for future shareholders would be to immediately tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on shareholders who received Fund shares in the Exchange would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of Schwartz Investment Trust, an open-end management investment company organized as an Ohio business trust on August 31, 1992. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, various organizations are retained to perform specialized services for the Fund.

The Fund retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, to manage the Fund's investments. The Adviser was organized in 1980 and has approximately $235 million of assets under management as of December 31, 1997. The controlling shareholders of the Adviser are George P. Schwartz and Gregory J. Schwartz. George P. Schwartz, who is President of both the Fund and the Adviser, is, and since the Fund's inception has been, primarily responsible for managing the Fund's portfolio.

The Fund pays the Adviser a fee at the annual rate of 1.5% of the average value of its daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Fund, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Fund's officers and Trustees with respect thereto.

The Fund has retained Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio, to provide administrative services and accounting and pricing services to the Fund and to serve as its transfer agent and dividend paying agent. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Transfer Agent a fee for these services at the annual rate of .22% of the average value of its daily net assets up to $25 million, .2% of such assets from $25 million to $100 million and .15% of such assets in excess of $100 million; provided, however, that the minimum fee is $6,000 per month.

Gregory J. Schwartz & Co., Inc. (the "Distributor"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, serves as the primary agent for the distribution of shares of the Fund. Gregory J. Schwartz, Chairman of the Board and a Trustee of the Fund, is also President and the controlling shareholder of the Distributor. The Distributor will pay for the distribution of Fund shares out of its own resources.

Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Fund's outstanding shares. The Fund will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

CALCULATION OF SHARE PRICE
================================================================================
On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
================================================================================
From time to time, the Fund may advertise its "average annual total return." Average annual total return figures are based on historical earnings and are not intended to indicate future performance.

The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Value Line Composite Index, the NASDAQ Composite Index and the Russell 2000 Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

Further information about the Fund's performance is contained in the Fund's annual report which can be obtained by shareholders at no charge by calling 248-644-8500 or by writing to the Fund at the address on the front of this Prospectus.

SCHWARTZ VALUE FUND                         ACCOUNT NO. 36-_____________________
Account Application                                         (For Fund Use Only)

Please mail completed account               FOR BROKER/DEALER USE ONLY
application to:                             Firm Name:__________________________
   Countrywide Fund Services, Inc.          Home Office Address:________________
   P.O. Box 5354                            Branch Address:_____________________
   Cincinnati, Ohio 45201-5354              Rep Name & No.:_____________________
                                            Rep. Signature:_____________________
================================================================================
Initial Investment of $ __________________ ($25,000 minimum)

o Check or draft enclosed payable to the Schwartz Value Fund.

o  Bank Wire From:_______________________________________________
================================================================================
ACCOUNT NAME                                      S.S. #/TAX L.D.#
_______________________________________________   ______________________________
Name of Individual, Corporation, Organization,    (In case of custodial account
or Minor, etc.                                    please list minor's S.S.#)

_______________________________________________   Citizenship:
Name of Joint Tenant, Partner, Custodian          o  U.S.
                                                  o  Other _____________________

ADDRESS                                           PHONE

_______________________________________________   ______________________________
Street or P.O. Box                                Business Phone

_______________________________________________   ______________________________
City                     State            Zip     Home Phone

Check Appropriate Box:  o Individual
                        o Joint Tenant (Right of survivorship presumed)
                        o Corporation
                        o Trust
                        o Custodial
                        o Other

Occupation and Employer Name/Address:___________________________________________
Are you an associated person of an NASD member?   o  Yes   o   No
================================================================================
TAXPAYER  IDENTIFICATION  NUMBER-- Under penalties of perjury I certify that the
Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
================================================================================
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o  Share Option   --  Income   distributions  and  capital  gains  distributions
                      automatically reinvested in additional shares.
o  Income Option  --  Income   distributions   and   short-term   capital  gains
                      distributions  paid   in  cash,  long-term  capital  gains
                      distributions reinvested in additional  shares.
o  Cash Option    --  Income distributions and capital gains distributions  paid in cash.
          o By Check      o By ACH to my bank checking or savings account.
                            Please attach a voided check.
================================================================================
SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release the Fund, Schwartz Investment Counsel, Inc., Countrywide Fund Services, Inc., Gregory J. Schwartz & Co., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.

By:_________________________________________     _______________________________
               Signature & Title                              Date

By:_________________________________________     _______________________________
               Signature & Title                              Date

NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Schwartz Value Fund (the Fund) and that
  ____________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                  CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

  ____________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of _____________________________________
                                                        (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _______________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

               Name                                     Title

______________________________________    ______________________________________

______________________________________    ______________________________________

______________________________________    ______________________________________

Witness my hand and seal of the corporation or organization this _______ day of __________________, 19_______

___________________________________    _________________________________________
      *Secretary-Clerk                  Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

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                                                                              15

SCHWARTZ INVESTMENT TRUST
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
248-644-8500

BOARD OF TRUSTEES
Donald J. Dawson, Jr.
Fred A. Erb
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz

OFFICERS
Gregory J. Schwartz, Chairman of the Board
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, Vice President, Secretary
  and Treasurer
Robert G. Dorsey, CPA, Assistant Vice President
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

--------------------------------------------------------------------------------
TABLE OF CONTENTS
Management Discussion and Analysis .......................................     2
Expense Information ......................................................     4
Financial Highlights .....................................................     5
Investment Objective, Investment Policies and
  Risk Considerations ....................................................     6
How to Purchase Shares ...................................................     8
How to Redeem Shares .....................................................     9
Dividends and Distributions ..............................................    10
Taxes ....................................................................    10
Operation of the Fund ....................................................    11
Calculation of Share Price ...............................................    12
Performance Information ..................................................    12
Application ..............................................................    13
--------------------------------------------------------------------------------
No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.
--------------------------------------------------------------------------------